UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

STRATEX NETWORKS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	0-15895	77-0016028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Rose Orchard Way, San Jose, CA 95134

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 943-0777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operation and Financial Condition.

On April 14, 2005, Stratex Networks, Inc. (“Stratex Networks”) announced anticipated preliminary financial results for its fourth quarter of fiscal year 2005, ended March 31, 2005, as well certain other information. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the earnings release is attached as Exhibit 99.1.

The information in this Form 8-K and the attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Earnings release of Stratex Networks, Inc. dated April 14, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEX NETWORKS, INC.

Date: April 15, 2005

	By:	/s/ Carl Thomsen
Carl Thomsen
Chief Financial Officer